                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) April 20, 2000
                                                          --------------

                                ELCOR CORPORATION
                                -----------------
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                      1-5341                                75-1217920
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(State or other jurisdiction of                   Commission File number                     (I.R.S. Employer
incorporation or organization)                                                              Identification No.)


          14643 DALLAS PARKWAY
SUITE 1000, WELLINGTON CENTRE, DALLAS, TEXAS                               75240-8871
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(Address of principal executive offices)                                   (Zip Code)


Registrant's telephone number, including area code                         (972)851-0500
                                                                           -------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

GAF Patent Litigation

On March 8, 2000, the district court in Elk's design patent case denied GAF's motion for attorneys fees.

Trial on Elk's trade dress claim in the design case, including GAF's counterclaims, is unscheduled but pending. Also pending is GAF's motion for attorneys fees in the utility patent case which was recently dismissed by stipulation of the parties.

While management can give no assurances regarding the ultimate outcome of the remaining litigation, even if the outcome were to be adverse to Elk, it is not expected to have a material adverse effect on the Registrant's financial position or liquidity.

Wedgewood Knolls Litigation

On February 25, 2000, Wedgewood Knolls Condominium Association filed a purported class action against the Registrant and Elk Corporation in the United States District Court in Newark, New Jersey. The purported nationwide class would include purchasers or current owners of buildings with certain Elk asphalt shingles installed between January 1, 1980 and present. The suit alleges, among other things, that the shingles were uniformly defective. It seeks reformation of the limited warranty applicable to the shingles, and unspecified damages for breach of implied and written warranties and alleged unfair or deceptive trade practices on behalf of the plaintiff and the purported class.

The Registrant and Elk intend to vigorously defend the suit, and believe the claims and the purported class are totally without merit.

Press Release

On April 19, 2000, the company issued a press release containing
"forward-looking statements" about its prospects for the future. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The above press release contains "forward-looking statements" about its prospects for the future, and from time to time the company may make others. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to, the following:

         1. The company's roofing products business is substantially non-cyclical, but can be affected by weather, the availability of financing and general economic conditions. In addition, the asphalt roofing products manufacturing business is highly competitive. Actions of competitors, including changes in pricing, or slowing demand for asphalt roofing products due to general or industry economic conditions or the amount of inclement weather could result in decreased demand for the company's products, lower prices received or reduced utilization of plant facilities. Further, changes in building codes and other standards from time to time can cause changes in demand, or increases in costs that may not be passed through to customers.

         2. In the asphalt roofing products business, the significant raw materials are ceramic coated granules, asphalt, glass fibers, resins and mineral filler. Increased costs of raw materials can result in reduced margins, as can higher trucking and rail costs. Historically, the company has been able to pass some of the higher raw material and transportation costs through to the customer. Should the company be unable to recover higher raw material and/or transportation costs from price increases of its products, operating results could be adversely affected and/or lower than projected.

         3. The company expects to make up to $137 million in new investments to expand capacity and improve productivity at existing plants and to build new plants over a three-year period beginning in fiscal 2000. Progress in achieving anticipated operating efficiencies and financial results is difficult to predict for new plant facilities. If such progress is slower than anticipated, if substantial cost overruns occur in building new plants, or if demand for products produced at new plants does not meet current expectations, operating results could be adversely affected.

         4. Certain facilities of the company's industrial products subsidiaries must utilize hazardous materials in their production process. As a result, the company could incur costs for remediation activities at its facilities or off-site, and other related exposures from time to time in excess of established reserves for such activities.

         5. The company's litigation, including its trade dress litigation against GAF Building Materials Corporation and certain affiliates, and its defense of the purported class action brought by Wedgewood Knolls Condominium Association, is subject to inherent and case-specific uncertainty. The outcome of such litigation depends on numerous interrelated factors, many of which cannot be predicted.

         6. Although the company currently anticipates that most of its needs for new capital in the near future will be met with internally generated funds, significant increases in interest rates could substantially affect its borrowing costs under its existing loan facility, or its cost of alternative sources of capital.

         7. Each of the company's businesses, especially Cybershield's digital wireless cellular phone business, is subject to the risks of technological changes that could affect the demand for or the relative cost of the company's products and services, or the method and profitability of the method of distribution or delivery of such products and services. In addition, the company's businesses each could suffer significant setbacks in revenues and operating income if it lost one or more of its largest customers, or if its customers' plans and/or markets should change significantly.

         8. Although the company insures itself against physical loss to its manufacturing facilities, including business interruption losses, natural or other disasters and accidents, including but not limited to fire, earthquake, damaging winds and explosions, operating results could be adversely affected if any of its manufacturing facilities became inoperable for an extended period of time due to such events.

         9. Each of the company's businesses is actively involved in the development of new products, processes and services which are expected to contribute to the company's ongoing long-term growth and earnings. If such development activities are not successful, or the company cannot provide the requisite financial and other resources to successfully commercialize such developments, the growth of future sales and earnings may be adversely affected.

Parties are cautioned not to rely on any such forward-looking beliefs or judgments in making investment decisions.

Reference is made to the company's Annual Report on Form 10-K for the year ended June 30, 1999, for further information about risks and uncertainties.

Item 7. Exhibits

27       Financial Data Schedule (EDGAR submission only).

99.1     Press release dated April 19, 2000 of Elcor Corporation.

                                   SIGNATURES



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              ELCOR CORPORATION




DATE:         April 20, 2000                  /s/ Richard J. Rosebery
     ----------------------------             -----------------------
                                              Richard J. Rosebery
                                              Vice Chairman, Chief Financial and
                                              Administrative Officer


                                              /s/ Leonard R. Harral
                                              ---------------------
                                              Leonard R. Harral
                                              Vice President and Chief
                                              Accounting Officer

                               INDEX TO EXHIBITS








Exhibit
Number                            Description
------                            -----------
27       Financial Data Schedule.

99.1     Press release dated April 19, 2000 of Elcor Corporation.